MEMBER FINANCIAL AND STATISTICAL INFORMATION

Our member distribution cooperatives operate their systems on a not-for-profit basis. Accumulated margins remaining after payment of expenses and provision for depreciation constitute patronage capital of the customers of these members. Refunds of accumulated patronage capital to the individual customers are made from time to time on a patronage basis subject to each member distribution cooperative’s policies and in conformity with limitations contained in each member distribution cooperative’s mortgage. For those member distribution cooperatives receiving loans from the Rural Utilities Service (“RUS”) since 1995, the new form of RUS mortgage generally prohibits such distributions unless, after any such distribution, the member distribution cooperative’s total equity will equal at least 30% if its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member distribution cooperative in the preceding year provided that equity is at least 20%. To the extent a member distribution cooperative has not obtained a new loan from RUS since 1995, the prior form of RUS mortgage generally prohibits such distribution unless, after any such distribution, the member distribution cooperative’s total equity will equal at least 40% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member distribution cooperative in the preceding year.

The member distribution cooperatives are not our subsidiaries, but rather our owners. We have no legal interest in the properties, liabilities, equity, revenues or margins of the member distribution cooperatives. The revenues of our member distribution cooperatives are not pledged to us, but their revenues are the source from which they pay for power and energy received from us. Revenues of the member distribution cooperatives are, however, pledged under their respective mortgages or other financial documents.

Financial and statistical information relating to the member distribution cooperatives is set forth below. This information about our member distribution cooperatives may not be indicative of their future results. The recent enactment of legislation enabling retail customers to choose their supplier of electric service, but not transmission and distribution service, may significantly affect the member distribution cooperatives’ future results and financial conditions.

The information contained in these tables has been taken from RUS Financial and Statistical Reports (RUS Form 7) prepared by our member distribution cooperatives. Neither we nor the RUS has independently verified this information. We have compiled the information in the “Total” columns for informational purposes only.

TABLE 1

OLD DOMINION ELECTRIC COOPERATIVE

SELECTED STATISTICS OF EACH MEMBER*
(As of December 31)

	A&N	BARC	Choptank	Community	Delaware
2001
Full Time Employees	41	51	155	31	116
Total Miles Energized	1,178	1,885	5,284	1,444	5,203
Avg Monthly Res’l Rev ($) (per consumer)	83.12	89.58	102.00	118.00	92.67
Avg Monthly Res’l KWH (per consumer)	892	841	1,097	1,350	1,056
Avg Residential Rev/KWH (cents/KWH)	9.32	10.65	9.30	8.74	8.77
Times Interest Earned Ratio	2.15	2.16	1.62	3.74	1.85
Debt Service Coverage	2.10	2.18	2.38	3.05	3.01
Total Equity as a % of Assets	40.0	36.4	42.8	53.6	48.9

2000
Full Time Employees	40	48	159	30	115
Total Miles Energized	1,167	1,864	5,207	1,430	5,027
Avg Monthly Res’l Rev ($) (per consumer)	75.77	74.94	99.43	111.03	90.34
Avg Monthly Res’l KWH (per consumer)	874	828	1,064	1,346	1,031
Avg Residential Rev/KWH (cents/KWH)	8.67	9.05	9.34	8.25	8.76
Times Interest Earned Ratio	1.55	1.37	1.55	2.81	2.41
Debt Service Coverage	2.37	1.61	2.32	2.93	3.34
Total Equity as a % of Assets	39.3	36.1	42.2	51.1	48.2

1999
Full Time Employees	40	48	157	30	112
Total Miles Energized	1,154	1,843	5,137	1,415	4,902
Avg Monthly Res’l Rev ($) (per consumer)	73.19	72.69	99.23	104.79	87.76
Avg Monthly Res’l KWH (per consumer)	849	811	1,056	1,280	1,013
Avg Residential Rev/KWH (cents/KWH)	8.62	8.97	9.40	8.19	8.67
Times Interest Earned Ratio	1.51	1.34	2.16	2.47	2.56
Debt Service Coverage	2.34	1.66	2.91	2.62	3.40
Total Equity as a % of Assets	42.3	37.3	43.1	49.6	47.2

*	These figures were compiled from Form 7 Financial and Statistical Reports

TABLE 1—(Continued)

OLD DOMINION ELECTRIC COOPERATIVE

SELECTED STATISTICS OF EACH MEMBER*
(As of December 31)

Mecklenburg	Northern Neck	Northern Virginia	Prince George	Rappahannock	Shenandoah Valley	Southside	Total

123	52	293	34	279	111	153	1,439
4,179	1,828	5,120	1,074	10,546	4,766	7,446	49,952
88.07	94.15	123.09	113.52	115.47	106.88	114.54	108.33
936	971	1,159	1,247	1,205	1,197	1,064	1,110
9.41	9.69	10.62	9.11	9.58	8.93	10.77	9.76
2.62	2.50	5.01	2.53	2.00	3.29	1.98	2.84
2.41	2.39	3.95	2.55	2.08	3.01	2.06	2.75
40.6	50.9	57.0	46.8	42.7	46.0	33.9	46.7

122	48	315	34	267	113	156	1,447
4,145	1,806	4,950	1,058	10,294	4,701	7,340	48,989
79.20	85.61	102.74	104.84	109.78	87.34	97.63	97.04
931	948	1,150	1,335	1,229	1,206	1,079	1,107
8.51	9.03	8.93	7.85	8.93	7.24	9.05	8.76
1.72	1.48	3.46	2.44	2.10	1.88	1.46	2.25
1.82	2.24	2.66	2.66	2.21	1.99	1.69	2.32
38.4	50.2	52.6	47.9	43.4	44.8	32.0	45.0

126	48	288	31	258	111	150	1,399
4,107	1,779	4,927	1,045	9,984	4,638	7,210	48,141
78.01	82.90	106.50	100.94	103.56	85.31	92.06	95.12
924	928	1,205	1,290	1,179	1,173	1,043	1,063
8.45	8.94	8.84	7.83	8.78	7.27	8.83	8.57
1.55	1.52	3.25	2.31	1.77	1.70	1.20	2.16
2.00	2.57	2.91	2.41	1.77	1.97	1.45	2.32
40.2	51.2	51.3	52.2	42.5	44.1	33.1	44.5

TABLE 2

OLD DOMINION ELECTRIC COOPERATIVE

AVERAGE NUMBER OF CUSTOMERS SERVED BY EACH MEMBER*

	A&N	BARC	Choptank	Community	Delaware
2001
Res Service (Farm & Non-Farm)	9,791	10,844	38,246	7,995	54,665
Commercial & Industrial—Small	630	582	3,107	1,462	4,647
Commercial & Industrial—Large	2	2	14	2	1
Irrigation	78	0	0	10	182
Other Electric Service	129	0	274	27	426

Total Customers Served	10,630	11,428	41,641	9,496	59,921

2000
Res Service (Farm & Non-Farm)	9,692	10,669	37,765	7,907	53,237
Commercial & Industrial—Small	611	583	2,722	1,423	3,974
Commercial & Industrial—Large	2	2	15	2	2
Irrigation	67	0	0	9	167
Other Electric Service	127	0	265	28	403

Total Customers Served	10,499	11,254	40,767	9,369	57,783

1999
Res Service (Farm & Non-Farm)	9,544	10,460	37,175	7,795	51,928
Commercial & Industrial—Small	577	582	2,505	1,391	3,974
Commercial & Industrial—Large	2	2	14	2	1
Irrigation	61	0	0	8	167
Other Electric Service	116	0	247	24	403

Total Customers Served	10,300	11,044	39,941	9,220	56,473

*	These figures were compiled from Form 7 Financial and Statistical Reports

TABLE 2—(Continued)

OLD DOMINION ELECTRIC COOPERATIVE

AVERAGE NUMBER OF CUSTOMERS SERVED BY EACH MEMBER*

Mecklenburg	Northern Neck	Northern Virginia	Prince George	Rappahannock	Shenandoah Valley	Southside	Total

27,722	14,717	97,255	8,623	73,932	28,845	44,209	416,844
1,397	861	6,685	877	3,890	4,642	1,521	30,301
10	0	29	6	207	17	248	538
0	0	0	0	0	0	0	270
268	76	15	91	636	0	182	2,124

29,397	15,654	103,984	9,597	78,665	33,504	46,160	450,077

27,392	14,480	92,394	8,308	71,297	28,229	43,319	404,689
1,347	845	6,443	829	3,768	4,449	1,472	28,466
12	0	29	33	193	14	232	536
0	0	0	0	0	0	0	243
261	75	15	91	547	0	169	1,981

29,012	15,400	98,881	9,261	75,805	32,692	45,192	435,915

26,976	14,210	88,315	7,915	68,684	27,619	42,156	392,777
1,302	835	6,089	801	3,678	4,167	1,412	27,313
12	0	28	30	182	14	217	504
0	0	0	0	0	0	0	236
258	75	18	90	516	0	150	1,897

28,548	15,120	94,450	8,836	73,060	31,800	43,935	422,727

TABLE 3

OLD DOMINION ELECTRIC COOPERATIVE

ANNUAL MWH SALES BY CUSTOMER CLASS OF EACH MEMBER*

	A&N	BARC	Choptank	Community	Delaware
2001
Res Service (Farm & Non-Farm)	104,748	109,503	503,267	129,491	692,917
Commercial & Industrial—Small	24,447	29,601	144,847	17,478	121,680
Commercial & Industrial—Large	71,245	19,734	76,854	3,235	10,317
Irrigation	981	0	0	267	1,498
Other Electric Service	1,748	0	487	7,869	5,728

Total MWH Sales	203,169	158,837	725,456	158,340	832,140

2000
Res Service (Farm & Non-Farm)	101,650	106,006	482,329	127,674	658,847
Commercial & Industrial—Small	24,040	29,597	134,679	17,623	113,859
Commercial & Industrial—Large	72,790	17,691	77,753	2,764	10,536
Irrigation	721	0	0	205	771
Other Electric Service	1,677	0	205	7,111	5,444

Total MWH Sales	200,878	153,294	694,966	155,377	789,457

1999
Res Service (Farm & Non-Farm)	97,284	101,772	470,997	119,730	630,960
Commercial & Industrial—Small	22,613	25,855	132,458	17,827	107,286
Commercial & Industrial—Large	67,759	20,280	72,564	1,561	9,725
Irrigation	858	0	0	135	2,478
Other Electric Service	1,627	0	352	6,628	5,009

Total MWH Sales	190,141	147,907	676,371	145,881	755,458

*	These figures were compiled from Form 7 Financial and Statistical Reports

TABLE 3—(Continued)

OLD DOMINION ELECTRIC COOPERATIVE

ANNUAL MWH SALES BY CUSTOMER CLASS OF EACH MEMBER*

Mecklenburg	Northern Neck	Northern Virginia	Prince George	Rappahannock	Shenandoah Valley	Southside	Total

311,316	171,543	1,352,553	128,990	1,068,980	414,478	564,282	5,552,067
60,134	31,159	602,381	22,910	100,746	98,828	20,387	1,274,599
115,143	0	281,401	48,828	915,094	170,867	91,226	1,803,944
0	0	0	0	0	0	0	2,746
25,330	1,504	2,710	30,708	5,839	0	22,828	104,750

511,922	204,206	2,239,044	231,436	2,090,658	684,173	698,723	8,738,106

306,040	164,760	1,275,375	133,127	1,051,670	408,656	560,760	5,376,894
60,987	30,786	618,612	8,982	99,945	95,156	19,730	1,253,996
116,043	0	261,955	60,400	936,254	167,782	85,789	1,809,757
0	0	0	0	0	0	0	1,697
25,036	1,443	2,678	30,046	6,082	0	11,069	90,791

508,106	196,989	2,158,620	232,555	2,093,951	671,594	677,348	8,533,135

299,011	158,183	1,276,941	122,488	971,747	388,920	527,393	5,165,426
58,859	30,564	601,058	8,178	95,343	97,472	18,720	1,216,233
103,205	0	186,621	53,989	884,887	160,099	78,690	1,639,380
0	0	0	0	0	0	0	3,471
23,880	1,365	2,462	28,979	5,292	0	7,936	83,530

484,955	190,112	2,067,082	213,634	1,957,269	646,491	632,739	8,108,040

TABLE 4

OLD DOMINION ELECTRIC COOPERATIVE

ANNUAL REVENUES BY CUSTOMER CLASS OF EACH MEMBER*

	A&N	BARC	Choptank	Community	Delaware
2001
Res Service (Farm & Non-Farm)	$9,766,132	$11,657,348	$46,813,497	$11,320,453	$60,788,404
Commercial & Industrial—Small	2,310,651	2,792,251	12,217,194	1,632,842	9,383,937
Commercial & Industrial—Large	4,640,489	1,471,847	4,555,199	208,281	621,447
Irrigation	100,336	0	0	37,856	147,529
Other Electric Service	184,626	0	96,216	646,509	732,747

Total Electric Sales	17,002,234	15,921,446	63,682,106	13,845,941	71,674,064
Other Operating Revenue	281,594	268,878	1,053,261	153,591	1,080,185

Total Operating Revenue	$17,283,828	$16,190,324	$64,735,367	$13,999,532	$72,754,249

2000
Res Service (Farm & Non-Farm)	$8,812,142	$9,594,712	$45,058,674	$10,534,632	$57,712,465
Commercial & Industrial—Small	2,111,398	2,275,994	11,440,508	1,575,090	8,849,499
Commercial & Industrial—Large	4,228,437	1,222,104	4,587,028	169,772	644,569
Irrigation	71,110	0	0	31,015	58,810
Other Electric Service	166,815	0	78,648	556,784	687,221

Total Electric Sales	15,389,902	13,092,810	61,164,858	12,867,293	67,952,564
Other Operating Revenue	256,752	214,945	927,203	132,419	793,366

Total Operating Revenue	$15,646,654	$13,307,755	$62,092,061	$12,999,712	$68,745,930

1999
Res Service (Farm & Non-Farm)	$8,382,377	$9,124,529	$44,267,321	$9,802,323	$54,683,608
Commercial & Industrial—Small	1,979,307	2,185,473	11,191,047	1,568,465	8,159,393
Commercial & Industrial—Large	3,806,501	1,174,965	4,217,028	89,902	619,971
Irrigation	78,954	0	0	29,023	213,400
Other Electric Service	160,298	0	67,163	523,373	629,093

Total Electric Sales	14,407,437	12,484,967	59,742,559	12,013,086	64,305,465
Other Operating Revenue	236,940	212,978	841,094	121,290	789,707

Total Operating Revenue	$14,644,377	$12,697,945	$60,583,653	$12,134,376	$65,095,172

*	These figures were compiled from Form 7 Financial and Statistical Reports

TABLE 4—(Continued)

OLD DOMINION ELECTRIC COOPERATIVE

ANNUAL REVENUES BY CUSTOMER CLASS OF EACH MEMBER

Mecklenburg	Northern Neck	Northern Virginia	Prince George	Rappahannock	Shenandoah Valley	Southside	Total

$29,298,582	$16,627,636	$143,650,731	$11,746,561	$102,444,764	$36,995,227	$60,763,979	$541,873,314
5,366,810	2,842,015	60,753,701	1,896,173	9,943,901	9,000,733	2,017,573	120,157,781
7,010,928	0	13,649,916	3,090,185	46,629,742	10,618,878	6,272,395	98,769,307
0	0	0	0	0	0	0	285,721
1,943,797	141,955	486,810	2,231,158	632,533	0	2,128,553	9,224,904

43,620,117	19,611,606	218,541,158	18,964,077	159,650,940	56,614,838	71,182,500	770,311,027
336,533	370,486	2,777,876	170,416	1,342,989	733,252	558,791	9,127,852

$43,956,650	$19,982,092	$221,319,034	$19,134,493	$160,993,929	$57,348,090	$71,741,291	$779,438,879

$26,032,950	$14,876,158	$113,915,590	$10,451,665	$93,927,535	$29,585,909	$50,751,772	$471,254,204
4,834,196	2,588,116	48,480,651	734,859	9,095,678	7,407,798	1,690,076	101,083,863
5,997,707	0	13,654,104	3,227,972	37,689,528	8,222,205	5,617,040	85,260,466
0	0	0	0	0	0	0	160,935
1,702,272	125,819	431,646	1,790,177	602,628	0	811,885	6,953,895

38,567,125	17,590,093	176,481,991	16,204,673	141,315,369	45,215,912	58,870,773	664,713,363
294,781	334,472	1,897,892	158,306	1,279,555	501,629	356,497	7,147,817

$38,861,906	$17,924,565	$178,379,883	$16,362,979	$142,594,924	$45,717,541	$59,227,270	$671,861,180

$25,254,275	$14,136,475	$112,867,376	$9,586,863	$85,356,386	$28,274,468	$46,571,914	$448,307,915
4,594,485	2,539,307	44,032,101	670,615	8,524,201	7,538,881	1,562,249	94,545,524
5,434,199	0	11,700,727	2,744,291	34,686,527	7,250,156	5,154,752	76,879,019
0	0	0	0	0	0	0	321,377
1,593,952	118,099	395,181	1,713,493	514,624	0	642,921	6,358,197

36,876,911	16,793,881	168,995,385	14,715,262	129,081,738	43,063,505	53,931,836	626,412,032
300,695	322,288	2,122,353	133,271	1,415,495	408,776	304,870	7,209,757

$37,177,606	$17,116,169	$171,117,738	$14,848,533	$130,497,233	$43,472,281	$54,236,706	$633,621,789

TABLE 5

OLD DOMINION ELECTRIC COOPERATIVE

SELECTED STATISTICS OF EACH MEMBER*
(As of December 31)

	A&N	BARC	Choptank	Community	Delaware
2001
Operating Revenue and Patronage Capital	$17,283,828	$16,190,324	$64,735,360	$13,999,532	$72,754,249
Depreciation and Amortization	1,160,554	1,320,128	4,723,452	795,352	8,586,222
Other Operating Expenses	14,531,213	12,463,506	53,980,832	11,112,135	60,502,792

Electric Operating Margins	1,592,061	2,406,690	6,031,076	2,092,045	3,665,235
Other Income	367,107	309,685	1,251,171	226,444	1,280,216

Gross Operating Margins	1,959,168	2,716,375	7,282,247	2,318,489	4,945,451
Interest on Long-Term Debt	892,292	1,251,015	4,423,688	618,363	2,650,045
Other Deductions	36,461	14,151	102,763	8,678	54,458

Net Margins	$1,030,415	$1,451,209	$2,755,796	$1,691,448	$2,240,948

2000
Operating Revenue and Patronage Capital	$15,646,655	$13,307,755	$62,092,062	$12,999,712	$68,745,930
Depreciation and Amortization	1,959,462	1,200,492	4,580,392	1,238,079	8,136,360
Other Operating Expenses	12,726,863	10,671,646	51,739,205	10,338,783	57,157,098

Electric Operating Margins	960,330	1,435,617	5,772,465	1,422,850	3,452,472
Other Income	368,829	321,815	1,298,628	420,636	3,448,261

Gross Operating Margins	1,329,159	1,757,432	7,071,093	1,843,486	6,900,733
Interest on Long-Term Debt	834,577	1,268,673	4,326,002	651,839	2,837,668
Other Deductions	35,378	15,698	345,358	9,946	67,285

Net Margins	$459,204	$473,061	$2,399,733	$1,181,701	$3,995,780

1999
Operating Revenue and Patronage Capital	$14,644,377	$12,697,945	$60,595,103	$12,134,376	$65,095,173
Depreciation and Amortization	1,908,152	1,226,685	4,391,634	1,085,966	7,815,899
Other Operating Expenses	11,920,349	10,249,244	48,348,103	9,853,878	51,785,047

Electric Operating Margins	815,876	1,222,016	7,855,366	1,194,532	5,494,227
Other Income	331,423	314,262	1,577,445	441,970	1,793,171

Gross Operating Margins	1,147,299	1,536,278	9,432,811	1,636,502	7,287,398
Interest on Long-Term Debt	733,564	1,141,861	4,333,116	661,365	2,823,508
Other Deductions	41,955	4,302	72,664	3,653	47,427

Net Margins	$371,780	$390,115	$5,027,031	$971,484	$4,416,463

*	These figures were compiled from Form 7 Financial and Statistical Reports

TABLE 5—(Continued)

OLD DOMINION ELECTRIC COOPERATIVE

SELECTED STATISTICS OF EACH MEMBER*
(As of December 31)

Mecklenburg	Northern Neck	Northern Virginia	Prince George	Rappahannock	Shenandoah Valley	Southside	Total

$43,956,650	$19,982,091	$220,128,926	$19,134,492	$160,993,928	$57,347,818	$71,741,291	$778,248,489
2,750,493	1,486,783	10,847,594	969,112	11,228,638	4,469,132	5,502,567	53,840,027
35,460,112	16,603,275	167,655,995	16,713,060	135,359,340	44,337,460	55,566,211	624,285,931

5,746,045	1,892,033	41,625,337	1,452,320	14,405,950	8,541,226	10,672,513	100,122,531
890,561	322,633	6,289,786	334,604	2,702,360	968,466	1,078,815	16,021,848

6,636,606	2,214,666	47,915,123	1,786,924	17,108,310	9,509,692	11,751,328	116,144,379
2,460,953	863,298	9,464,023	678,862	8,270,752	2,874,588	5,891,903	40,339,782
196,424	55,191	537,833	66,857	568,847	48,019	83,660	1,773,342

$3,979,229	$1,296,177	$37,913,267	$1,041,205	$8,268,711	$6,587,085	$5,775,765	$74,031,255

$38,861,906	$17,924,565	$184,389,898	$16,362,979	$142,594,924	$45,717,541	$59,227,270	$677,871,197
2,668,175	1,894,486	11,130,605	996,970	10,332,017	3,599,265	5,079,389	52,815,692
32,738,287	15,051,705	145,329,096	14,240,889	117,687,193	37,726,723	47,378,603	552,786,091

3,455,444	978,374	27,930,197	1,125,120	14,575,714	4,391,553	6,769,278	72,269,414
568,526	312,264	6,900,703	309,856	2,547,284	928,300	1,056,056	18,481,158

4,023,970	1,290,638	34,830,900	1,434,976	17,122,998	5,319,853	7,825,334	90,750,572
2,283,679	852,474	10,071,664	577,877	8,053,535	2,821,390	5,323,929	39,903,307
97,270	31,690	(44,125)	27,069	197,945	27,104	48,051	858,669

$1,643,021	$406,474	$24,803,361	$830,030	$8,871,518	$2,471,359	$2,453,354	$49,988,596

$37,177,606	$17,116,169	$171,082,535	$14,848,533	$130,497,233	$43,472,281	$54,236,706	$633,598,037
3,482,584	2,149,929	10,553,904	796,968	9,502,850	3,415,113	4,808,931	51,138,615
30,989,960	14,170,618	133,603,682	13,230,558	110,033,767	36,997,999	44,837,970	516,021,175

2,705,062	795,622	26,924,949	821,007	10,960,616	3,059,169	4,589,805	66,438,247
594,582	402,109	6,644,552	338,010	3,751,433	1,059,049	1,294,139	18,542,145

3,299,644	1,197,731	33,569,501	1,159,017	14,712,049	4,118,218	5,883,944	84,980,392
2,094,928	773,826	10,094,130	474,951	8,154,165	2,365,066	4,875,455	38,525,935
56,832	20,518	761,734	64,023	246,135	94,513	43,399	1,457,155

$1,147,884	$403,387	$22,713,637	$620,043	$6,311,749	$1,658,639	$965,090	$44,997,302